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                                                                    EXHIBIT 10.9

                                    EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into this __ day of March, 1998, by and between U.S. OnLine Communications, Inc., a Delaware corporation (the "Company"), and the individuals listed on ANNEX A attached hereto (such persons being herein referred to individually as an "Investor" and collectively, as the "Investors").

                               W I T N E S S E T H

WHEREAS, pursuant to that certain Confidential Private Placement Memorandum, dated March 13, 1998, the Company issued Units to the Investors consisting of 13,333.33 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company and a 15% Senior Subordinated Promissory Note, in aggregate principal amount of $50,000 (the "Note"), which, subject to the terms and conditions set forth in the Note, is convertible into Common Stock (the "Private Placement");

WHEREAS, the Company, as of the date hereof, has no securities, including the Common Stock, which are registered under the Securities Act of 1933, as amended (the "Securities Act"); and

WHEREAS, the Company desires to grant, and the Investors desire to receive certain rights with respect to the registration of Common Stock issued in the Private Placement or received upon the conversion of the Notes under the Securities Act.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Piggy Back Registration Rights.

a. If the Company proposes to register or is required to register any Common Stock pursuant to the Securities Act on a registration statement on Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3 (the "Offering Registration"), the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Participating Investors (as hereinafter defined) of any Registrable Securities (as hereinafter defined) and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Participating Investors), register or qualify all or, at the Participating Investors' option, any portion of the Registrable Securities of the Participating Investors, all to the extent necessary to permit the public offering and sale of the Registrable Securities through the facilities of all securities exchanges and the over-the-counter markets on which the Company's securities are traded or are anticipated to be traded, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. As used herein, "Participating Investors" shall mean the Investors who elects to participate in any offering of the Company's Common Stock pursuant to the provisions of this Section 1. As used herein, "Registrable Securities" shall mean any shares of Common Stock issued in the Private Placement or received upon the conversion of the Notes held by an Investor on the date on which an Investor notifies the Company that it elects to exercise the rights granted to it pursuant to this Section 1, which, in each case, have not been previously sold pursuant to a registration statement or are able to be sold pursuant to Rule 144(k) promulgated under the Securities Act on the date the Company notifies the


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Investors of an Offering Registration. If the Company intends to file an
Offering Registration, the Company shall give the Investors at least sixty (60) days prior written notice of its intention to file such Offering Registration. Each Investor shall then have thirty (30) days to advise the Company, in writing, of its election to exercise the registration rights granted pursuant to this Section 1(a). If an Investor does not notify the Company of its intention to exercise the registration rights as provided for in the previous sentence, such Investor shall be deemed to have waived such registration rights with respect to such Offering Registration. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company, in writing, that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially and adversely affect the distribution of such securities by the Company for its own account, then the Participating Investors shall not be entitled to have such Registrable Securities (or the portions thereof so designated by the managing underwriter) included in such registration statement, provided, however, that no such exclusion or reduction shall be made as to any Registrable Securities if any securities of the Company are included in such registration statement for the account of any person other than the Company and the Participating Investors unless the securities so included in such registration statement for each such other person or persons requesting registration shall have been reduced by the same proportion (based upon the total amount of securities for which each person is entitled to request registration in such registration statement) as the Registrable Securities which were requested to be included in such registration were reduced; further, provided, however, that, notwithstanding the foregoing, the Company shall, at is sole cost and expense (other than the fees and disbursements of any Participating Investors' counsel and underwriting discounts, if any), automatically and with no action necessary on the part of the Investors or the Company register the shares of Common Stock issued to the Investors in the Private Placement if and when the Company files a registration statement with respect to an initial public offering of its Common Stock in which Barington Capital Group, L.P. ("Barington") is the lead or co-lead underwriter.

b. If the Company shall file a registration statement (other than for an Offering Registration, any registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities are outstanding, and for any reason the Investors will not otherwise have as of the effective date of such registration statement, the benefit of an effective registration statement, including all required amendments and supplements filed pursuant to Section 1(a) hereof, registering for sale the Registrable Securities, the Company shall give the Investors at least fifteen (15) days' prior written notice of the filing of such registration statement. If requested by any Investor, in writing, within thirty
(30) days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for such Participating Investors and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Participating Investors), register or qualify all or, at each Participating Investor's option, any portion of the Registrable Securities of such Participating Investors concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all securities exchanges and the over-the-counter markets on which the Company's securities are traded or are anticipated to be traded, and, will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company, in writing, that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially and adversely affect the distribution of such securities by the Company for its own account, then the Participating Investors, if they have requested registration of their Registrable Securities shall not be


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entitled to have such Registrable Securities (or the portions thereof so designated by the managing underwriter) included in such registration statement, provided, however, that no such exclusion or reduction shall be made as to any Registrable Securities if any securities of the Company are included in such registration statement for the account of any person other than the Company and the Participating Investors unless the securities so included in such registration statement for each such other person or persons requesting registration shall have been reduced by the same proportion (based upon the total amount of securities for which each person is entitled to request registration in such registration statement) as the Registrable Securities which were requested to be included in such registration were reduced.

c. In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as any Participating Investor may reasonably request; provided, however, that the Company shall not by reason of this Agreement be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service of process.

d. The Company shall keep effective any registration or qualification contemplated by this Agreement and shall, from time to time, amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit a Participating Investor to complete the offer and sale of the Registrable Securities covered thereby; provided, that, with respect to an Offering Registration for the initial public offering of the Common Stock of the Company in which Barington is the lead or co-lead underwriter, such registration statement shall be kept effective for two (2) years. Subject to the preceding sentence, the Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of six (6) months from the date on which the Investors are first free to sell such Registrable Securities taking into account any lock-up agreed to by the Investors; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

e. In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish to the Participating Investors such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents, as the Participating Investors may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

f. In the event of a registration pursuant to the provisions of this Section 1, furnish, at the request of any Participating Investor, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement, with respect to such securities, becomes effective, (i) an opinion dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the requesting Participating Investors and (ii) a letter dated such date, from the


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independent certified public accountants of the Company, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the requesting Participating Investors. Any opinion or letter given shall be subject to all of the qualifications, exceptions and conditions appropriate to the then existing circumstances.

g. In the event of a registration pursuant to the provision of this Section 1, the Company and the Participating Investors shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, with any underwriter who acquires any Registrable Securities.

h. The Company agrees that, until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144 promulgated under the Securities Act.

i. Until such time as the Company shall have fully performed its obligations under this Section 1, the Company shall not grant Piggy Back registration rights to any persons without the written consent of the Investors (as provided for herein), provided, however, that the Company may grant Piggy Back registration rights to other persons so long as such rights are pari passu or subordinate to the rights of the Investors and, further provided, however, that nothing herein contained shall prohibit the Company from granting to any person demand registration rights.

               j. If, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of any Offering Registration, the Company shall determine for any reason not to register the Common Stock, the Company shall give written notice to the Participating Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned Offering Registration.

        2.     Indemnification and Contribution.

               a. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Investors, their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, without limitation, reasonable attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities, or (B) in any application or other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and


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
in conformity with written information furnished to the Company with respect to any Investors by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement or any agreement pursuant to which the Registerable Securities were issued. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Investors.

               If any action is brought against any Investor or any of their respective officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company, in writing, of the institution of such action (but the failure so to notify shall not relieve the Company from any liability under this Agreement unless the Company shall have been materially prejudiced by such failure) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized, in writing, by the Company in connection with the defense of such action or the Company shall not have employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company agrees promptly to notify all the Investors of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

               b. The Participating Investors agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Participating Investor, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Investor in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Participating Investor by or on behalf of such Participating Investor expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against any Participating Investor pursuant to this Section 2(b), such Participating Investor shall have the rights and duties given to the Company, and the


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
Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a), including any and all of the procedures set forth in Section 2(a).

               c. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Participating Investors, in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Participating Investors in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Participating Investors, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Investors agree that it would be unjust and inequitable if the respective obligations of the Company and the Investors for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Investors and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent representation. For purposes of this Section 2(c), each person, if any, who controls an Investor within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of an Investor or control person shall have the same rights to contribution as such Investor or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 2(c). Anything in this Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

        3.     General.

               a. Amendments and Waivers. No amendment or waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged; provided, however, that the Investors holding a majority of the outstanding Registrable Securities under this Agreement may amend or waive this Agreement and such amendment or waiver shall be effective against all of the Investors. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.


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               b. Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date received by hand delivery, overnight delivery, facsimile transmission or registered mail, postage prepaid, addressed as follows:

to the Company:

                      U.S. OnLine Communications, Inc.
                      8307 Shoal Creek Boulevard
                      Austin, Texas  78757
                      Attn:  Chief Executive Officer
                      Telephone No. (512) 451-8765
                      Facsimile No. (512) 451-8732

and to the Investors at the addresses set forth for each Investor on the signature page of this Agreement.

The Company and the Investor, by written notice given in accordance with this
Section 3(b), may change the address to which such notice or other communications are to be sent.

               c. Company Representations. The Company represents and warrants to the Investor that:

                      i. The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

                      ii. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;

                      iii. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Investor) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles;

                      iv. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation or default (with or without notice or lapse of time, or both) under, (i) any provision of the charter or organizational documents of the Company, (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Company is bound or to which any of its properties or assets is subject, other than, in which any of its properties or assets is subject, other than, in the case of clause (ii), any such violation or default that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Company and its consolidated subsidiaries, taken as a whole, and would not impair the ability of the Company to perform its obligations under this Agreement; and


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
                      v. No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as otherwise expressly provided herein or in the agreements pursuant to which the Registerable Securities or the securities which were convertible for, or exchangeable into the Registerable Securities were issued.

               d. Investor Representation. Each of the Investors represents and warrants to the Company that:

                      i. Such Investor has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

                      ii. This Agreement has been duly executed and delivered by such Investor and (assuming the due authorization, execution and delivery hereof by the Company) constitutes a valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles;

                      iii. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of or default (with or without notice or lapse of time, or both) under any judgment, order, decree, statute, law, ordinance, rule or regulation by which such Investor is bound or to which any of its properties or assets is subject; and

                      iv. No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to such Investor in connection with the execution and delivery by such Investor of this Agreement or the consummation by such Investor of the transactions contemplated hereby, except as otherwise expressly provided herein.

               e. Each Investor agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, during the seven (7) days prior to and the period after (as requested by the underwriters, but not to exceed 180 days) the effectiveness of the first registration of the Company's securities to be sold in an underwritten public offering for the account of the Company, provided that all officers and directors of the Company agree to be similarly bound with respect to equity securities of the Company held by such officers and directors, provided further that any discretionary waiver or termination of the restrictions of such agreements by the representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of equity securities held by such persons and subject to such agreements, provided further that such holders are given reasonable notice of such registration. Without limiting the foregoing, it is expressly agreed that the provisions of this Section shall not (i) apply to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by any Investor directly from the underwriters in a registered public offering of the Company's securities or in an established trading market from any party other than the Company, and (ii) apply to any initial public offering of Common Stock in which Barington is the lead or co-lead underwriter.

               f. The rights granted under this Agreement may be assigned or otherwise


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
conveyed by any Investor, in compliance with federal and applicable state securities laws, to any transferee or assignee who, after such assignment or transfer, holds at least 3,300 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations). For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee who is (A) a shareholder, partner, retired partner, member, retired member or beneficiary of an Investor; (B) a spouse or child of a shareholder, partner, retired partner, member, retired member or beneficiary of an Investor; (C) a trust for the benefit of the persons set forth in (A) or (B) or for the issue of the persons set forth in (A) or (B); and (D) an entity (corporation, partnership, limited liability company or other juridical entity) of which at least 75 percent in interest is owned or controlled, directly or indirectly through other entities, or by one or more of the persons set forth in
(A), (B) or (C), shall be aggregated together with the corporation, partnership or limited liability company as the case may be.

        g.      Miscellaneous.

                      i. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto.

                      ii. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any and all previous agreements among them relating to the subject matter hereof, whether written, oral or implied.

                      iii. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

                      iv. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation hereof.

                      v. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                      vi. Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be unenforceable for any reason, including, without limitation, violation of statute or public policy, such provision shall, if possible, be reformed by the parties hereto, or if the parties cannot agree, by the appropriate court of competent jurisdiction to comply with applicable legal requirements in a matter that is as close in its intent and effect to the original provision as possible or, if such reformation cannot be accomplished shall be stricken without affecting the validity of any other term or condition of this Agreement.

                      vii. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     U.S. ONLINE COMMUNICATIONS,


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
                                     INC.


                                     By: _______________________________
                                     Name: Robert G. Solomon
                                     Title:   Chief Executive Officer

                                     INVESTORS


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                                      -10-